UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

THE L.S. STARRETT COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 CRESCENT STREET, ATHOL, MASSACHUSETTS 01331

(Address of principal executive offices) (Zip Code)

Registrant's telephone number:

978-249-3551

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02(c).     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2015, The L. S. Starrett Company (the “Company”) accepted the resignation of Stephen F. Walsh as Senior Vice President, Operations, effective June 30, 2015 (the “Resignation Date”), and named James B. Taylor as Vice President Operations, effective as of the Resignation Date. Mr. Walsh will continue to serve as a director of the Company.

Prior to his appointment, Mr. Taylor, age 49, was previously Division Vice President, Operations for Zygo Corporation, a unit of Ametek’s Ultra Precision Technologies Division, from 2014 to 2015, Director of Optical Components Manufacturing of Zygo Corporation from 2010 to 2014, and Vice President of JML Optical Industries, Inc. from 2004 to 2010.

Mr. Taylor holds a Bachelor’s, Master’s, and Doctorate in Industrial Engineering from Purdue University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Date: June 8, 2015	By: /s/ Douglas A. Starrett
Name: Douglas A. Starrett
Title: President and Chief Executive Officer